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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement on Form S-8 No. 33-35854.





                                        ARTHUR ANDERSEN LLP



Houston, Texas
June 23, 1997